UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 1934

June 28, 2017

Date of Report (Date of earliest event reported)

___________________________________________________________

ACURA PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

___________________________________________________________

State of New York	1-10113	11-0853640
(State of Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification Number)

616 N. North Court, Suite 120

Palatine, Illinois 60067

(Address of principal executive offices) (Zip Code)

(847) 705-7709

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e- 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02.    Termination of a Material Definitive Agreement.

On June 28, 2017, we received written notice from Bayer Healthcare LLC (“Bayer”) terminating our License and Development Agreement with Bayer dated as of June 5, 2015 (the “Agreement”). Bayer exercised its convenience termination right prior to the completion of our development obligations under the Agreement, which we believe is as a result of Bayer’s de-prioritization of development of the methamphetamine resistant pseudoephedrine-containing product (the “Product”) contemplated in the Agreement.

As previously reported, the Agreement provided, among other things, for (i) the grant by us to Bayer of an exclusive worldwide license to our Impede® technology for use in the Product, and (ii) that we would jointly develop the Product with Bayer utilizing our Impede® technology for the U.S. market. Under the Agreement we received reimbursement of our development expenses, and were entitled to receive success-based development and regulatory milestones payments, and low mid-single digit royalties on net sales of the Product.

As a result of the termination, Mainpointe Pharmaceutical, LLC (“Mainpointe”) has the option to license our Impede technology with respect to the Product in the United States and Canada upon payment to us of $500,000 (together with a royalty of 7.5% on Product net sales) in accordance with our License, Commercialization and Option Agreement with MainPointe dated as of March 16, 2017. To date Mainpointe has not exercised such option.

Under the Bayer Agreement, and at Bayer’s expense, the Company completed formulation of a 12-hour pseudoephedrine-containing combination product using Acura’s IMPEDE® 1.0 Technology that has completed initial clinical testing. The Company believes this formulation is suitable for final development for a 505(b)(2) NDA submission to the US Food and Drug Administration.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACURA PHARMACEUTICALS, INC.

By:	/s/ Peter A. Clemens
Peter A. Clemens Senior Vice President & Chief Financial Officer

Date: July 5, 2017